SHARE-BASED PAYMENTS PLANS	12 Months Ended
Dec. 31, 2017
Share-Based Payment Arrangements [Abstract]
SHARE-BASED PAYMENTS PLANS
SHARE-BASED PAYMENT PLANS
CCEP has established share-based payment plans that provide for the granting of non-qualified share options and restricted share units, some with performance and/or market conditions, to certain executive and management level employees. The Group believes that these awards better align the interests of its employees with the interests of its shareholders. Similar schemes had been maintained by CCE.
The Group recognises compensation expense equal to the grant-date fair value for all share-based payment awards that are expected to vest. Expense is generally recorded on a straight-line basis over the requisite service period for each separately vesting portion of the award. Grant-date fair value of share-based payment awards for each separately vesting tranche is determined using a Black-Scholes model, unless the awards are subject to market conditions, in which case a binomial-lattice model (e.g., Monte Carlo simulation model) is used. The Monte Carlo simulation model utilises multiple input variables to estimate the probability that market conditions will be achieved.
During the years ended 31 December 2017, 31 December 2016 and 31 December 2015, compensation expense related to our share-based payment plans totalled €14 million, €42 million and €39 million, respectively.
Share options
Share options (1) are granted with exercise prices equal to or greater than the fair value of the Group’s stock on the date of grant; (2) generally vest in three annual tranches over a period of 36 months and (3) expire 10 years from the date of grant. Generally, when options are exercised, new shares will be issued rather than issuing treasury shares, if available. At the time of the Merger, 7,462,690 options to purchase CCE shares were converted to 9,900,496 options to purchase Company shares. The number of options, exercise price and grant date fair value were converted to ensure no change in the option holders’ intrinsic values or total cost to exercise. There were no changes made to any option’s vesting schedule and no additional compensation expense was recognised as a result of this conversion. No options were granted during the year ended 31 December 2017 and 31 December 2016. All options outstanding as at 31 December 2017, 31 December 2016 and 31 December 2015 were valued and had exercise prices in US dollars.
The following table summarises our share option activity for the periods presented:

	2017		2016		2015
	Shares	Average exercise price	Shares	Average exercise price	Shares	Average exercise price
	thousands	US$	thousands	US$	thousands	US$
Outstanding at beginning of year	9,435	23.03	8,136	29.17	8,548	24.98
Granted	—	—	—	—	901	51.73
Exercised	(842)	17.48	(1,347)	14.61	(1,268)	16.84
Forfeited, expired or cancelled	(14)	24.61	(12)	32.22	(45)	33.04
Adjustment for option conversion	n/a	n/a	2,658	37.05	n/a	n/a
Outstanding at end of year	8,579	23.58	9,435	23.03	8,136	29.17
Options exercisable at end of year	8,417	23.28	8,701	21.77	6,488	24.45

The weighted average share prices during the years-ended 31 December 2017, 31 December 2016 and 31 December 2015 were US$39.24, US$42.12 and US$46.93, respectively.
The following table summarises the weighted average remaining life of options outstanding for the periods presented:

	2017		2016		2015
Range of exercise prices	Options outstanding	Weighted average remaining life	Options outstanding	Weighted average remaining life	Options outstanding	Weighted average remaining life
US$	thousands	years	thousands	years	thousands	years
5.00 to 15.00	1,987	1.37	2,532	2.09	2,171	2.83
15.01 to 25.00	2,882	3.98	3,060	5.01	1,093	3.85
25.01 to 40.00	3,710	6.85	3,843	7.83	4,872	7.85
	8,579	4.62	9,435	5.37	8,136	5.90

Key assumptions for grant-date fair value
The following table summarises the weighted average grant-date fair values per unit and assumptions that were used to estimate the grant-date fair values of the share options granted during the period presented:

Stock options(A)	2015
Grant-date fair value (US$)	8.50
Assumptions:
Share price on grant date (US$)	51.73
Dividend yield (%) (B)	2.30
Expected volatility (%) (C)	22.5
Risk-free interest rate (%) (D)	1.6
Expected life (years) (E)	5

(A)	There were no option grants during the years ended 31 December 2017 and 31 December 2016.

(B)
The dividend yield was calculated by dividing the Group’s annual dividend by its average stock price on the date of grant, taking into consideration our future expectations regarding our dividend yield.

(C)
The expected volatility was determined by using a combination of the historical volatility of our stock, the implied volatility of our exchange-traded options and other factors, such as a comparison to our peer group.

(D)	The risk-free interest rate was based on the US Treasury yield with a term equal to the expected life on the date of grant.

(E)
The expected life was used for options valued by the Black-Scholes model. It was determined by using a combination of actual exercise and post-vesting cancellation history for the types of employees included in the grant population.

Restricted Share Units
Restricted share units generally vest upon continued employment for a period of at least 36 months and the attainment of certain market conditions and/or performance targets. Restricted share unit awards entitle the participant to hypothetical dividends, which are paid only if the restricted share units vest, but not voting rights. Unvested restricted share units are restricted as to disposition and subject to forfeiture.
There were 0.4 million, 0.4 million and 0.5 million unvested restricted share units outstanding with a weighted average grant-date fair value of US$44.05, US$45.76 and US$46.58 as at 31 December 2017, 31 December 2016 and 31 December 2015, respectively.
Additionally, unvested performance share units (PSUs) of 1.3 million,1.4 million, 1.9 million and with weighted average grant-date fair values of US$44.19, US$45.81 and US$43.27 were outstanding as at 31 December 2017, 31 December 2016 and 31 December 2015, respectively. The PSUs granted in 2014 also contained a market condition that adjusted the number of PSUs otherwise earned based on the following year's EPS results. Specifically, the percentage of the target PSUs earned based on EPS growth was adjusted (upward or downward) based on Total Shareholder Return (TSR) performance, as compared to the TSR of the companies in the S&P 500 over the performance period. The 2014 performance share units will pay out at 175% of the target award.
The 2015 PSUs contained only performance and service conditions and will pay out at 100% of the target award. In 2016, there was no award of PSUs.
The 2017 PSUs vest after three years and are subject to two equally weighted performance conditions; compound annual growth rate of earnings per share,and return on invested capital (ROIC), both measured over a three year period.
Key assumptions for grant-date fair value
The following table summarises the weighted average grant-date fair values per unit:

Restricted Share Units	2017	2015
Grant-date fair value - service conditions (US$)	38.95	50.30
Grant-date fair value - service and performance conditions (US$)	37.78	51.73
Grant-date fair value - service, performance and market conditions (US$) (A)	n/a	49.88

(A)	The grant-date fair value for these awards was determined using a Monte Carlo simulation model since they are subject to a market condition.
Conversions of share-based payments
Upon completion of the Merger, each unvested restricted share unit of CCE shares was converted into a cash payment of US$14.50 and one restricted share unit of Company shares. The cash payment and restricted share unit both vest concurrently and under the same schedule as the original CCE restricted share unit. These awards do not contain a net settlement feature for employee taxes; therefore, the liability of €21 million for tax withholdings on unvested restricted share units as at the Merger was reclassified into equity. Further, the Group determined that the total fair value of the cash payment and the new restricted share unit immediately after the Merger equalled the fair value of the original restricted share unit immediately prior to the Merger; thus no incremental expense was recognised. As at 31 December 2016, the total accrued portion of the cash payment reclassified from equity and included within accrued compensation was €16 million. Additionally, CCE had a pre-existing deferred share-based payment plan that was terminated in connection with the Merger. This resulted in the plan being converted and reclassified from an equity-settled plan to a cash-settled plan and shortly after the Merger approximately €27 million was distributed to the plan participants.